UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 25, 2017

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company:  CMS Energy Corporation ☐ Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. CMS Energy Corporation ☐ Consumers Energy Company ☐

Item 1.01 Entry Into a Material Definitive Agreement

On August 25, 2017, Consumers Energy Company (“Consumers Energy”), a principal subsidiary of CMS Energy Corporation, and certain institutional Purchasers in the private placement market (“Purchasers”) entered into a Bond Purchase Agreement (“BPA”) whereby Consumers Energy will sell to the Purchasers named in the BPA, in two private placements, an aggregate principal amount of $485 million First Mortgage Bonds (“FMBs”).  The first issuance and funding is expected to take place in September 2017 and includes $40 million aggregate principal amount of 3.18 percent FMBs due 2032, $125 million aggregate principal amount of 3.52 percent FMBs due 2037, and $20 million aggregate principal amount of 3.86 percent FMBs due 2052.  The second issuance and funding is expected to take place in November 2017 and includes $60 million aggregate principal amount of 3.18 percent FMBs due 2032, $210 million aggregate principal amount of 3.52 percent FMBs due 2037, and $30 million aggregate principal amount of 3.86 percent FMBs due 2052.

The foregoing description of the BPA does not purport to be complete and is qualified in its entirety by the provisions of the BPA, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

10.1 Bond Purchase Agreement between Consumers Energy and each of the Purchasers named therein

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of Consumers Energy’s Form 10-K, for the year ended December 31, 2016, and as updated in Consumers Energy’s Forms 10-Q.  Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: August 29, 2017	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: August 29, 2017	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and
Chief Financial Officer

Exhibit Index

10.1	Bond Purchase Agreement between Consumers Energy and each of the Purchasers named therein